                                                                  Exhibit 10(jj)
                                OMNIBUS AMENDMENT

        This Omnibus Amendment, dated October 14, 2005, by and between Riviera Tool Company, a Michigan corporation (the "Company"), and Laurus Master Fund, Ltd., a Cayman Islands company (the "Purchaser"), amends that certain Security Agreement, dated May 17, 2005, by and between the Company and Purchaser (as amended, modified or supplemented from time to time, the "Security Agreement"); and that certain Secured Revolving Note, dated May 17, 2005, by the Company in favor of Purchaser in the aggregate principal amount of $8,000,000 (as amended, modified or supplemented from time to time, the "Note"). Capitalized terms used but not defined herein shall have the meanings given them in the Security Agreement.

                                    PREAMBLE

        WHEREAS, pursuant to the Security Agreement, the Company issued and sold the Note to Purchaser; and

        WHEREAS, the Purchaser and the Company desire to amend the transactions contemplated by the Security Agreement and the Note.

        NOW, THEREFORE, in consideration of the covenants, agreements and conditions hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        1.1 Amended and Restated Secured Revolving Note. The Company shall issue on the date hereof the Purchaser an Amended and Restated Secured Revolving Note which is attached and incorporated herein as Exhibit A in substitution and not in satisfaction of the Secured Revolving Note issued by the Company to the Purchaser on May 17, 2005.

        1.2 The Security Agreement is hereby amended to delete the definitions of "Capital Availability Amount" and "Revolving Note" contained therein, and in their stead to insert the following definitions in their proper alphabetical order:


                "Capital Availability Amount" means $11,000,000.


                "Revolving Note" means that secured revolving note made by Company in favor of Laurus in the aggregate principal amount of Nine Million Dollars ($9,000,000).


        2. This Amendment shall be effective as of the date hereof following the execution and delivery of the above of each document required to be delivered hereunder by each of the Company and Laurus.

        3. Except as specifically set forth in this Amendment, there are no other amendments to the Note or the Security Agreement, and all of the other forms, terms and provisions of each of the Note and the Security Agreement remain in full force and effect.


        4. This Amendment shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and its successors and permitted assigns. THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.

                            [signature page follows]

        IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment or has caused this Amendment to be executed on its behalf by a representative duly authorized, all as of the date first above set forth.


COMPANY:                                                   PURCHASER:

RIVIERA TOOL COMPANY                                       LAURUS MASTER FUND, LTD.



By:     /s/ Peter C. Canepa                                By:     /s/ David Grin
        ------------------------------------------                 -----------------------------------------------
Name:   Peter C. Canepa                                    Name:   David Grin
        ------------------------------------------                 -----------------------------------------------
Title:  Chief Financial Officer                            Title:  Director
        ------------------------------------------                 -----------------------------------------------


                                       3